UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2016

Plains All American Pipeline, L.P.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 646-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01          Other Events.

On December 27, 2016, Plains GP Holdings, L.P. (“PAGP”) entered into an Equity Distribution Agreement (the “Agreement”) with Wells Fargo Securities, LLC, Barclays Capital Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BMO Capital Markets Corp., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., DNB Markets, Inc., Fifth Third Securities, Inc., J.P. Morgan Securities LLC, Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc. and UBS Securities LLC (each a “Manager” and collectively the “Managers”). Pursuant to the terms of the Agreement, PAGP may sell from time to time through the Managers, as PAGP’s sales agents, Class A shares representing limited partner interests in PAGP having an aggregate offering price of up to $500,000,000 (the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed by PAGP and the Managers.

Pursuant to that certain Omnibus Agreement dated as of November 15, 2016 (the “Omnibus Agreement”), by and among PAGP, PAA GP Holdings LLC, Plains AAP, L.P. (“AAP”), PAA GP LLC and Plains All American Pipeline, L.P. (the “Partnership”), PAGP has agreed, among other things, to use the net proceeds from any public or private offering and sale of its Class A shares, including the net proceeds of  the above mentioned offering, after deducting the sales agents’ commissions and offering expenses, to purchase from AAP a number of AAP Class A units equal to the number of PAGP Class A shares sold in such offering at a price equal to the net proceeds from such offering. The Omnibus Agreement also provides that immediately following such purchase and sale, AAP will use the net proceeds it receives from such sale of AAP Class A units to PAGP to purchase from the Partnership an equivalent number of common units representing limited partner interests in the Partnership (the “Common Units”).

The Partnership intends to use the net proceeds it receives from the sale of such Common Units to AAP for general partnership purposes, which may include, among other things, repayment of indebtedness, acquisitions, capital expenditures and additions to working capital. Amounts repaid under the Partnership’s credit facilities or commercial paper program may be reborrowed to fund its ongoing expansion capital program, future acquisitions and investments or for general partnership purposes

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to PAGP’s Current Report on Form 8-K filed as of the date hereof and is incorporated herein by reference.

ITEM 9.01          Financial Statements and Exhibits

(d)         Exhibits.

Exhibit Number	Description
10.1

Equity Distribution Agreement, dated December 27, 2016, by and among PAGP and Wells Fargo Securities, LLC, Barclays Capital Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BMO Capital Markets Corp., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., DNB Markets, Inc., Fifth Third Securities, Inc., J.P. Morgan Securities LLC, Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas, Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc. and UBS Securities LLC (incorporated by reference to Exhibit 1.1 of PAGP’s Current Report on Form 8-K filed on December 27, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC, its general partner

By:	/s/ Richard McGee
Name:	Richard McGee
Title:	Executive Vice President

Date:                  December 27, 2016

EXHIBIT INDEX

Exhibit Number	Description
10.1

Equity Distribution Agreement, dated December 27, 2016, by and among PAGP and Wells Fargo Securities, LLC, Barclays Capital Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BMO Capital Markets Corp., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., DNB Markets, Inc., Fifth Third Securities, Inc., J.P. Morgan Securities LLC, Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas, Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc. and UBS Securities LLC (incorporated by reference to Exhibit 1.1 of PAGP’s Current Report on Form 8-K filed on December 27, 2016).